SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                SEPTEMBER 2, 1997
                        (DATE OF EARLIEST EVENT REPORTED)



                              TECH-SYM CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           NEVADA                                        74-1509818
(STATE OR OTHER JURISDICTION OF                (IRS EMPLOYER IDENTIFICATION NO.)
      INCORPORATION)


                                     1-4371
                            (COMMISSION FILE NUMBER)


                        10500 WESTOFFICE DRIVE, SUITE 200
                              HOUSTON, TEXAS 77042
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE AND ZIP CODE)


                                 (713) 785-7790
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5.     OTHER EVENTS.


      The information set forth in the press release of the registrant dated September 2, 1997, which is filed as an exhibit hereto, is incorporated hereby by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   The following exhibit is filed with this report:

            99    --  Press Release, dated September 2, 1997, issued by Tech-Sym
                      Corporation.


                                   SIGNATURES

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                                                TECH-SYM CORPORATION


                                                By: /S/RAY F. THOMPSON
                                                      Ray F. Thompson
                                                      (Vice President, Chief
                                                      Financial Officer and
                                                       Treasurer)

Date:       September  3, 1997

                                        PAGE 2
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                                     EXHIBIT INDEX

EXHIBIT NUMBER          DESCRIPTION

      99                Press Release, dated September 2, 1997, issued by
                        Tech-Sym Corporation.